DATED 26 MAY 2005
                                -----------------









                                 24 HOLDINGS INC


                                     - and -


                            24 STORE (EUROPE) LIMITED


                                     - and -


                                  INFINICOM AB





                 -----------------------------------------------

                     AGREEMENT FOR THE SALE AND PURCHASE OF
                          INTELLECTUAL PROPERTY RIGHTS

                 -----------------------------------------------

THIS AGREEMENT is made the 26th Day of May, 2005

BETWEEN:

     (1) 24 Holdings Inc a company registered in Delaware whose registered office is at c/o Cyberia House Church Street Basingstoke Hampshire RG21 7QN ("24 Holding" or collectively with 24 Store "the Seller")

     (2) 24 Store (Europe) Limited whose registered office is at Cyberia House Church Street Basingstoke Hampshire ("24 Store" or collectively with 24 Holding "the Seller")

     (3) Infinicom AB whose registered office is at Karlaplan 2, 114 60 Stockholm Sweden ("the Buyer")


NOW IT IS AGREED as follows:

     1.   Definitions

     1.1  In this Agreement:

     "Completion Date"                  means the performance by the parties of
                                        their obligations contained in clauses 3 and 4 of this Agreement

     "Consideration"                    means the sum of (i) three hundred and
                                        fifty thousands British Pounds Sterling
                                        (GBP 350,000) and (ii) the amount to be
                                        determined by the parties in connection
                                        with the Completion Date.

     "Intellectual Property Rights"     means the trademarks and domain names
                                        listed in Schedule 1 hereto and any
                                        trademark and domain name registered or
                                        otherwise acquired by the Seller after
                                        the date of this Agreement but on or
                                        before the Completion Date.


     1.2 In this Agreement, unless the context otherwise requires, a reference to:

          1.2.1 a Clause or Schedule is a reference to a clause of and schedule to this Agreement;

          1.2.2 a document "in the agreed form" is a reference to a document in the form approved by the parties to this Agreement;

          1.2.3 "costs" includes a reference to costs, charges and expenses of every description;

          1.2.4 a "person" includes a reference to an individual, partnership, unincorporated association or body corporate wherever situate;

          1.2.5 words, expressions or abbreviations detailed in the Schedules shall have the same meaning in this Agreement except where otherwise provided.

     1.3 The Schedules form part of this Agreement and shall be interpreted and construed as though they were set out in this Agreement.

     1.4 The headings to Clauses, Schedules and paragraphs of the Schedules are for convenience only and shall not affect the interpretation or construction of this Agreement.

                                                                             2/6

     2.   Recitals

     2.1 The Seller is the holder and rightful owner of the Intellectual Property Rights.

     2.2 The Seller wishes to sell the Intellectual Property Rights to the Buyer.


     3.   Transfer of the Intellectual Property Rights and Sale and Purchase

     3.1 Subject as hereinafter provided the Seller shall sell and thereby assign all of its right, title and interest in the Intellectual Property Rights to the Buyer.

     3.2 The purchase price for the Intellectual Property Rights shall be the Consideration. The Consideration shall be paid through set-off as set forth in clause 4.2 below. 24 Store hereby agree and acknowledge that, by the payment of the Consideration to 24 Holding, full payment to the Seller for the Intellectual Property Rights has been made. The parties acknowledge that the cancellation of the obligations through the set-off in clause 4.2 represents all of the outstanding obligations, including all outstanding and contingent liabilities, of 24 Holdings to the Buyer as of the closing date.


     4.   Completion

     4.1 Completion of the transfer of Intellectual Property Rights shall take place on the Completion Date or such other date as may be agreed between the parties and the matters referred to at clause 4.2 below will be dealt with.

     4.2  On Completion:

          4.2.1 The Consideration shall be paid by the Buyer to 24 Holding through a set-off against the Buyer's claim on 24 Holding of all liabilities, whether outstaying or contingent, as of Completion. The Seller shall fully co-operate and be of assistance in any application for and change in registrations necessary to register the Buyer as the owner of the Intellectual Property Rights.

     4.3 Any refused, delayed or restricted registration, by no fault of the Seller, does not give the Buyer the right to renounce this Agreement or to demand that any conditions in this Agreement are changed.


     5.   Intellectual Property Rights

     5.1 The Seller represents and warrants that all Intellectual Property Rights are in full force and effect and are vested in and beneficially owned by the Seller and free from encumbrances.

     5.2 The Seller has disclosed to the Buyer in writing prior to the date of this Agreement details of all Intellectual Property Rights in respect of which the Seller has been registered as proprietor or in respect of which application has been made. None of the Intellectual Property Rights is being claimed, opposed or attacked by any other person and none of the Intellectual Property Rights infringe the rights of any other person.

     5.3 No licences or registered user or other rights have been granted or agreed to be granted to any third party in respect of the Intellectual Property Rights.

     5.4 Except as stated in this Agreement, the Seller disclaims all other representation and warranties, express or implied, with regard to the Intellectual Property Rights.


     6.   General

                                                                             3/6

     6.1 The Seller and the Buyer shall procure that such resolutions of their respective boards of directors shall be passed and shall make or do or procure to be made or done such other deeds acts or things as may be necessary or appropriate to implement the terms of this Agreement.

     6.2 This Agreement and its contents shall be confidential to the parties and subject as set out below shall not be disclosed to third parties by either party without the express written consent of the other party. The provisions of this clause shall not apply to information that:

          (i) is in or enters the public domain without breach of this Agreement
          (ii) is lawfully obtained by the receiving party from another source without breach of confidentiality obligation
          (iii) is independently developed without use of or reference to any confidential information or
          (iv) was already in the possession of the receiving party as demonstrated by that party's contemporaneous records.

          The obligations of this clause 6.2 shall not apply to the extent that any disclosure is required by law or by order of government, court or other body of competent jurisdiction.

     6.3 Any notice or other communication pursuant to, or in connection with, this Agreement shall be in writing and delivered personally, or sent by first class pre-paid recorded delivery post (air mail if overseas) to the party due to receive such notice at its registered office from time to time if a company and at the personal address of the Seller.

     6.4 This Agreement constitutes the entire and only agreement and understanding between the parties in relation to its subject matter and replaces and extinguishes all prior agreements, undertakings, arrangements or written statements with respect to such subject matter.

     6.5 If any provision of this Agreement is held to be unenforceable or illegal, in whole or in part, such provision or part shall to that extent be deemed not to form part of this Agreement but the enforceability of the remainder of this Agreement shall remain.

     6.6 This Agreement shall be governed by and construed in accordance with the laws of England. The parties hereby submit to the non-exclusive jurisdiction of the High Court of England in relation to any dispute or claim arising out of or in connection with this Agreement. The parties hereby agree that any legal proceedings may be served on them by delivering a copy thereof to them at their respective addresses set out in this Agreement.


                                    * * * * *

                                                                             4/6

EXECUTED as a Deed by                             )
24 HOLDINGS INC                                   )
                                                  )
                                                  )
in the presence of:
                                                  /s/ Roger Woodward
                                                  ------------------------------
Director
                                                  Roger Woodward
Director/Secretary
                                                  CFO/Secretary

EXECUTED as a Deed by                             )
24 STORE (EUROPE) LIMITED                         )
                                                  )
                                                  )
in the presence of:
                                                  /s/ Roger Woodward
                                                  ------------------------------
Director
                                                  Roger Woodward
Director/Secretary
                                                  Director

EXECUTED as a Deed by
INFINICOM AB

in the presence of:                               /s/ Per-Anders Johansson
                                                  ------------------------------

                                                  Per-Anders Johansson
Director
                                                  Chairman
Director/Secretary


                                                                             5/6

                                 FIRST SCHEDULE


                           TRADEMARKS AND DOMAIN NAMES



                                                                             6/6